UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 3, 2004

PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15491	22-2562955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of Principal Executive Office) (Zip Code)

954-316-9008

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated May 3, 2004 (furnished herewith).

Item 12.   Results of Operations and Financial Condition

On May 3, 2004, Parlux Fragrances, Inc. (NASDAQ: PARL) (“Parlux”) issued a press release setting forth a preliminary, unaudited report of Parlux’s year end earnings results. A copy of Parlux’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein as reference.

As provided in General Instruction B.6 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARLUX FRAGRANCES, INC.

Date: May 4, 2004	By:	/s/ FRANK A. BUTTACAVOLI
Frank A. Buttacavoli Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
99.1	Press Release dated May 3, 2004 (furnished herewith).